Exhibit 99.1

SIXTH ADDENDUM TO APPENDIX A OF
FIFTH AMENDED AND RESTATED SERVICE AGREEMENT

This Sixth Addendum to Appendix A of that certain Fifth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 30th day of September, 2024, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fifth Amended and Restated Service Agreement as of April 1st, 2024 (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1. Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended or added as set forth in further detail in Exhibit A hereto.

2. Effective Date: The amendments and additions to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3. Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Sixth Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: President

Sixth Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

SECTION I: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

1.    Amendments and Additions. Set forth below are revisions and additions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Information Technology Services/Outsourcing
•    Provide Information Technology services, platform, network, including telecommunications through a secure environment, which can be outsourced to third and fourth parties, including but not limited to:
•    Timely Incident Restoration.
•    Unix/Linux Server Availability.
•    Windows Server Availability.
•    Mainframe Availability.
•    Critical Application Availability.
•    Data/Voice Connectivity Availability.
•    Stability of Integration Hub API’s Supporting Critical Applications.
•    Implementation of Critical Security Updates/Patches.
•    Completion of Critical Batches.
•    Authorizations.
•    Account maintenance through self-service or Care Center Associate.
•    Other IT services as needed.
	Restful Web Services System Responsiveness: Tier 1 - 98% within 250ms.	M	Amended
	Restful Web Services System Responsiveness: Tier 2 - 97% within 500ms.	M	Added
	Restful Web Services System Responsiveness: Tier 3 - 97% within 1000ms.	M	Added
	FCRM – OFAC Response: 99% of GO response within 750ms.	M	Amended
	OFAC Response: 100% of GO response within 1s.	M	Added

Sixth Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Service	Performance Standard	Measuring Period	Amended/ Added
•    Provide IT Quality services as listed below:
•    Provide management of production defects.
•    Maintain tracking of Critical and High defects.
•    Maintain listing of critical applications supporting the Bank.
•    Maintain oversight of critical application performance.
•    Provide monitoring of IT fixes implemented.
•    Other IT Quality Services, as requested.

Sixth Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

SECTION II: SERVICES AND PERFORMANCE STANDARDS APPLICABLE TO REVOLVING CREDIT CARDS

2.    Amendments and Additions. Set forth below are revisions and additions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Customer Communications
•    Produce and mail customer communications; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.
•    Ensure accuracy and timeliness of customer communications.
	DDA Timeliness: 99.9% of documents will be made available within 24 hours of the applicable Daily Fully Composed AFP Statement File transmission.	M	Amended
	DDA Timeliness: 100% of documents will be made available within 32 hours of the applicable Daily Fully Composed AFP Statement File transmission.	M	Added
Customer Service
•    Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number.
•    Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested).
•    Serve as a liaison between customers and clients for communication of product/service disputes.
•    Provide call resolution support.
•    Timely fulfillment of Gift Card, eCertificate, Merchandise orders.
	PLP Services - Direct Deposit Timeliness: 99% of deposits delivered within 1 business day.	M	Amended
	PLP Services - Direct Deposit Timeliness: 100% of deposits delivered within 3 business days.	M	Added
	PLP Services - Statement Credit Timeliness: 99% of credits delivered within 1 business day.	M	Amended
	PLP Services - Statement Credit Timeliness: 100% of credits delivered within 3 business days.	M	Added
	PLP Services - Physical Gift Card Shipment (Min. Volume Threshold): 90% of gift cards shipped within 5 business days.	M	Amended

Sixth Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

Service	Performance Standard	Measuring Period	Amended/ Added
	PLP Services - Physical Gift Card Shipment (Min. Volume Threshold): 99% of gift cards shipped within 10 business days.	M	Added
	PLP Services - e-Gift Card Delivery (Min. Volume Threshold): 90% of e-Gift cards delivered within 6 business hours.	M	Amended
	PLP Services - e-Gift Card Delivery (Min. Volume Threshold): 99% of e-Gift cards delivered within 3 business days.	M	Added
	PLP Services - e-Gift Card Delivery (Min. Volume Threshold): 100% of e-Gift cards delivered within 30 business days.	M	Added
	PLP Services - Catalog Order In-store pickup (Min. Volume Threshold): 90% fulfilled within 6 business hours.	M	Amended
	PLP Services - Catalog Order In-store pickup (Min. Volume Threshold): 99% of orders fulfilled within 3 business days.	M	Added
	PLP Services - Catalog Order In-store pickup (Min. Volume Threshold): 100% of orders fulfilled within 30 business days.	M	Added
	PLP Services - Catalog Order Merchandise Shipment (Min. Volume Threshold): 90% of merchandise shipped within 3 business days.	M	Amended
	PLP Services - Catalog Order Merchandise Shipment (Min. Volume Threshold): 99% of merchandise shipped within 10 business days.	M	Added
	PLP Services - Catalog Order Merchandise Shipment (Min. Volume Threshold): 100% of merchandise shipped within 30 business days.	M	Added

Sixth Addendum to Appendix A of
Fifth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank